                                                                      Exhibit 24



                                POWER OF ATTORNEY

         Each person whose signature appears below hereby authorizes and appoints Denis K. Berube, Milton A. Alpern and Charles J. Johnson, and each of them, with full power of substitution and full power to act in his or her name, place and stead and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file any and all amendments to this registration statement, including any and all post-effective amendments and any subsequent registration statement for the same offering which may be filed under Rule 462(b).

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                          Title                                 Date
    ---------                          -----                                 ----
/s/ DENIS K. BERUBE              Chairman                                 July 8, 2002
--------------------------
(Denis K. Berube)


/s/ Bernard Bailey               Chief Executive Officer                  September 30, 2002
--------------------------
(Bernard Bailey)


/s/ MILTON A. ALPERN             Chief Financial Officer                  July 8, 2002
--------------------------       (Principal, Financial and Accounting)
(Milton A. Alpern)

                                 Director
--------------------------                                                July 8, 2002
(Charles E. Levine)


/s/ HARRIET MOUCHLY-WEISS        Director                                 July 8, 2002
--------------------------
(Harriet Mouchly-Weiss)


/s/ PETER NESSEN                 Director                                 July 8, 2002
--------------------------
(Peter Nessen)


/s/ PAUL T. PRINCIPATO           Director                                 July 8, 2002
--------------------------
(Paul T. Principato)


/s/ THOMAS J. REILLY             Director                                 July 8, 2002
--------------------------
(Thomas J. Reilly